UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2019

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

SWK Holdings Corporation (the “Company”) held its 2019 annual meeting of stockholders on November 19, 2019. At the meeting, the Company’s stockholders elected D. Blair Baker, Winston L. Black, Aaron G.L. Fletcher, Christopher W. Haga, Edward B. Stead, and Michael D. Weinberg to serve as directors for a term expiring in 2020. Additionally, stockholders voted to ratify the selection of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and approved the Company’s 2010 Equity Incentive Plan, as amended. Stockholders also voted affirmatively on an advisory basis to approve the compensation to certain executives.

1.	Election of Directors

Nominee	For	Withhold Authority	Broker Non-Votes
D. Blair Baker	10,154,110	1,343,297	972,430
Winston L. Black	10,314,869	1,182,538	973,430
Aaron G.L. Fletcher	10,315,009	1,182,398	973,430
Christopher W. Haga	10,154,000	1,343,407	972,430
Edward B. Stead	9,558,574	1,938,833	972,430
Michael D. Weinberg	10,152,921	1,344,486	972,430

2.	Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
12,464,754	5,755	328	0

3.	Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,898,224	3,401	595,782	973,430

4.	Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
11,209,995	287,156	256	972,430

Item 8.01	Other Events.

On November 19, 2019, Michael D. Weinberg, Chairman of the board of directors (the “Board”) of the Company, resigned his position as Chairman of the Board, effective immediately. Mr. Weinberg will remain on the Board.

On November 19, 2019, the Board appointed Winston L. Black to the position of Chairman of the Board, effective immediately. Mr. Black will not receive compensation in his role as Chairman in addition to that which he receives pursuant to his role as Chief Executive Officer of the Company.

A copy of the press release announcing the appointment of Mr. Black as Chairman of the Board is attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the press release is also available on the Company’s website at www.swkhold.com, under the “Investor Relations/News” tab.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of SWK Holdings Corporation, dated November 21, 2019, Announcing Winston Black Appointed as Chairman of the Board

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ WINSTON BLACK
Winston Black
Chief Executive Officer

Date: November 21, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SWK Holdings Corporation, dated November 21, 2019, Announcing Winston Black Appointed as Chairman of the Board